Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Tvia, Inc.	Case No. 08-55860

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jan-09	PETITION DATE: 10/15/08
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current	End of Prior	As of Petition
2.	Asset and Liability Structure	Month	Month	Filing

	a. Current Assets	$5,478,420	$5,367,431

	b. Total Assets	$5,498,958	$5,387,969	$5,324,767

	c. Current Liabilities	$730,330	$607,220

	d. Total Liabilities	$772,791	$649,681	$984,831

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)

	a. Total Receipts	$229,770	$209,508	$727,577

	b. Total Disbursements	$195,475	$414,650	$728,132

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$34,295	($205,142)	($554)

	d. Cash Balance Beginning of Month	$3,112,684	$3,317,826	$3,147,533

	e. Cash Balance End of Month (c + d)	$3,146,979	$3,112,684	$3,146,979

				Cumulative
		Current Month	Prior Month	(Case to Date)

4.	Profit/(Loss) from the Statement of Operations	($70,074)	($208,282)	($564,402)

5.	Account Receivables (Pre and Post Petition)	$371,310	$209,738

6.	Post-Petition Liabilities	$730,330	$607,220

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:			Yes	No

8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		NA

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X

12.	Is the estate insured for replacement cost of assets and for general liability?		X

13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes ☑;	U.S. Trustee Quarterly Fees ☑; Check if filing is current for: Post-petition
	tax reporting and tax returns: ☐
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 2/20/2009	/s/ Eli Porat

Responsible Individual
Revised 1/1/98

Tvia, Inc.
Payment to officer and insiders
1/1 to 1/31/09
Item 11 of Summary of Financial Status

Name	Title	Paid amount	Paid date	Paid for
Eli Porat	Officer	10,000	1/15/2009	Salary for 1/1 to 1/15/09
Eli Porat	Officer	10,000	1/30/2009	Salary for 1/16 to 1/31/09
David Levi	Board of Director	15,000	1/26/2009	Monthly director fee for Nov. Dec. and Jan.
William Walker	Board of Director	15,000	1/26/2009	Monthly director fee for Nov. Dec. and Jan.

2009 01_MOR v2.xls	2/20/2009 11:42 AM	List of payment to officer

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 01/31/09

	Current Month				Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$375,584	$421,664	($46,080)	1	Gross Sales	$946,280	$168,396
$0	$0	$0	2	less: Sales Returns & Allowances	$0	$0
$375,584	$421,664	($46,080)	3	Net Sales	$946,280	$168,396
$100,501	$129,451	$28,950	4	less: Cost of Goods Sold (Schedule ‘B’)	$311,039	$54,931
$275,083	$292,213	($17,130)	5	Gross Profit	$635,241	$113,465
$2,064	$800	$1,264	6	Interest	$14,370	$1,400
$42		$42	7	Other Income:	$42
		$0	8
		$0	9

$277,189	$293,013	($15,824)	10	Total Revenues	$649,653	$114,865
				Expenses:
$21,922	$20,000	$1,922	11	Compensation to Owner(s)/Officer(s)	$71,922	$21,922
$49,373	$51,295	($1,922)	12	Salaries	$178,868	$49,373
$8,812	$12,038	($3,226)	13	Commissions	$23,305	$3,829
		$0	14	Contract Labor	$1,475
				Rent/Lease:
		$0	15	Personal Property	$0
$5,161	$5,161	$0	16	Real Property	$35,171	$5,161
$16,649	$16,649	$0	17	Insurance	$61,817	$16,649
		$0	18	Management Fees	$0
$4,977	$6,556	($1,579)	19	Depreciation	$20,954	$4,977
				Taxes:
$8,082	$5,358	$2,724	20	Employer Payroll Taxes	$10,593	$6,215
$0		$0	21	Real Property Taxes	$2,358
		$0	22	Other Taxes	$0
$10,000		$10,000	23	Other Selling	$10,315
$22,231	$25,990	($3,759)	24	Other Administrative	$96,396	$49,625
		$0	25	Interest Expense	($7,060)
$0		$0	26	Other Expenses:	$0
		$0	27
		$0	28
		$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$147,207	$143,047	$4,160	35	Total Expenses	$506,114	$157,751

$129,982	$149,966	$279,948	36	Subtotal	$143,539	($42,886)

				Reorganization Items:
($195,181)	($120,000)	$75,181	37	Professional Fees	($703,066)	($180,000)
$0		$0	38	Provisions for Rejected Executory Contracts	$0
$0		$0	39	Interest Earned on Accumulated Cash from	$0
$0				Resulting Chp 11 Case	$0
$0		$0	40	Gain or (Loss) from Sale of Equipment	$0
($4,875)	($4,875)	$0	41	U.S. Trustee Quarterly Fees	($4,875)	($4,875)
		$0	42

($200,056)	($124,875)	($75,181)	43	Total Reorganization Items	($707,941)	($184,875)

($70,074)	$25,091	($95,165)	44	Net Profit (Loss) Before Federal & State Taxes	($564,402)	($227,761)
		$0	45	Federal & State Income Taxes

($70,074)	$25,091	($95,165)	46	Net Profit (Loss)	($564,402)	($227,761)
Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):
Revised 1/1/98

Tvia, Inc.
Statement of Operations
(General Business Case)
For the month ended: 01/31/09
Explanation of Variance to Statement of Operations
(For variance greater than +/- 10% only)

1,3	Gross Sales	Shipments were delayed due to Chinese New Year holiday.

4	Less: Cost of Goods Sold	Related to shipments to China customers were delayed.

6	Interest	Interest rate was adjusted by Bank of America.

13	Commission	Related to the China sales. See sales note.

19	Depreciation	Some Fixed Assets have been fully depreciated.

20	Employer Payroll Taxes	Unemployment taxes were not forecasted.

23	Other Selling	Third party commission to distributor was not forecasted.

24	Other Administrative	Administrative expenses were eliminated and less than expected.

37	Professional fees	Legal expenses on bankruptcy case exceeded forecast.

BALANCE SHEET
(General Business Case)
For the Month Ended 01/31/09

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents — unrestricted		3,146,979

2	Cash and cash equivalents — restricted

3	Accounts receivable (net)	A	$371,310

4	Inventory	B	$1,082,664

5	Prepaid expenses		285,199

6	Professional retainers		592,268

7	Other: Employee Receivables		—

8	Other: Intercompany Receivable

9	Total Current Assets		$5,478,420

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	Unknown

12	Furniture and fixtures	D	Unknown

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other: Software	D	Unknown

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders

23	Loans to affiliates

24	Investments in Subsidiary		Unknown

25	Deposits		20,538

26

27

28	Total Other Assets		$20,538

29	Total Assets		$5,498,958

NOTE:	Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
Revised 1/1/98

Liabilities and Equity
(General Business Case)

		From Schedules	Market Value
	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages		45,759

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes

35	Notes payable (short term)

36	Accounts payable (trade)	A	$15,759

37	Real property lease arrearage

38	Personal property lease arrearage

39	Accrued professional fees		648,981

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Accrued Expenses		955

42	Other: Intercompany Payable		18,876

43

44	Total Current Liabilities		$730,330

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$730,330

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0

48	Priority unsecured claims	F	$37,240

49	General unsecured claims	F	$5,221

50	Total Pre-Petition Liabilities		$42,461

51	Total Liabilities		$772,791

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing

53	Capital Stock

54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		($564,402)

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment

59	Total Equity (Deficit)		($564,402)

60	Total Liabilities and Equity (Deficit)		$208,389

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due Post
	[Pre and Post Petition]	[Post Petition]	Petition Debt

Receivables and Payables Agings
0-30 Days	$350,266	$15,759

31-60 Days	$20,878

61-90 Days	$0		$0

91+ Days	$892,673

Total accounts receivable/payable	$1,263,817	$15,759

Allowance for doubtful accounts	$892,507

Accounts receivable (net)	$371,310

Schedule B
Inventory/Cost of Goods Sold

		Inventory(ies)
		Balance at
Types and Amount of Inventory(ies)		End of Month	Cost of Goods Sold

			Inventory Beginning of Month		1,145,776

			Add —
Retail/Restaurants —			Net purchase		$32,120

Product for resale			Direct labor		293

			Manufacturing overhead		$5,148

Distribution —			Freight in		(575)

Products for resale			Other: Packaging yield		403

Manufacture —

Raw Materials
Work-in-progress		$828,797	Less —

Finished goods		$5,599,844	Inventory End of Month		$1,082,664

			Shrinkage

Other — Explain		($5,345,977)	Personal Use

Inventory was reserved			Cost of Goods Sold		$100,502
TOTAL		$1,082,664

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
Yes ☐ No ☑
How often do you take a complete physical inventory?			Valuation methods —
			FIFO cost	☐
Weekly	☐		LIFO cost	☐
Monthly	☐		Lower of cost or market	☑
Quarterly	☐		Retail method	☐
Semi-annually	☐		Other	☐
Annually	☑		Explain
Date of last physical inventory was

Date of next physical inventory is

Revised 1/1/98

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —

IT EQUIPMENT	$12,023	Unknown

ENGINEERING EQUIPMENT	$2,962	Unknown

SOFTWARE	$7,718	Unknown

TOOLING

Total	$22,703	Unknown

Furniture & Fixtures —
OFFICE FURNITURE & FIXTURE	$0	Unknown

Total	$0	Unknown

Office Equipment —

Total	$0	$0

Leasehold Improvements —

Total	$0	$0

Vehicles —

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount	Amount(b)
Secured claims (a)

Priority claims other than taxes	$37,240	$37,240

Priority tax claims

General unsecured claims	$5,221	$5,221

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5
Bank	SVB	SVB	SVB	BOA	CAG & Petty Cash

Account Type	Checking	Payroll	Money Market	Money Market

Account No.	3300627740	3300627736	3300627755	3755557986

Account Purpose	Issue Checks	Payroll	Savings	Savings	PettyCash & CAG Bal

Balance, End of Month	$13,143	$29,550	$245,775	$2,857,487	$1,024

Total Funds on Hand for all Accounts	$3,146,979

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 1/1/98

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
lncrease/(Decrease) in Cash and Cash Equivalents
For the Month Ended 01/31/09

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	214,921	684,058

3	Interest Received	2,064	25,135

4	Borrowings

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7	COBRA Payment	1,217	6,650

8			166

9	Refund from Tax Collector	11,568	11,568

10

11

12	Total Cash Receipts	229,770	727,577

	Cash Disbursements
13	Payments for Inventory	—	143,561

14	Selling

15	Administrative	45,157	105,339

16	Capital Expenditures

17	Principal Payments on Debt

18	Interest Paid

	Rent/Lease:
19	Personal Property

20	Real Property	5,161	12,925

	Amount Paid to Owner(s)/Officer(s)
21	Salaries	12,324	38,094

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements		2,555

25	Other

26	Salaries/Commissions (less employee withholding)	16,175	93,637

27	Management Fees

	Taxes:
28	Employee Withholding	25,471	73,811

29	Employer Payroll Taxes	8,083	10,594

30	Real Property Taxes

31	Other Taxes

32	Other Cash Outflows:

33	401K contribution, loans	2,754	16,650

34	Dependend medical insurance	350	966

35	Court approved retainer to law firms	50,000	200,000

36	Directors fee	30,000	30,000

37

38	Total Cash Disbursements:	195,475	728,132

39	Net Increase (Decrease) in Cash	34,295	(554)

40	Cash Balance, Beginning of Period	3,112,684	3,147,533

41	Cash Balance, End of Period	3,146,979	3,146,979

Revised 1/1/98

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended

		Actual	Cumulative
		Current Month	(Case to Date)
Cash flows from Operating Activities
1	Cash Received from Sales

2	Rent/Leases Collected

3	Interest Received

4	Cash Paid to Suppliers

5	Cash Paid for Selling Expenses

6	Cash Paid for Administrative Expenses

Cash Paid for Rents/Leases:
7	Personal Property

8	Real Property

9	Cash Paid for Interest

10	Cash Paid for Net Payroll and Benefits

Cash Paid to Owner(s)/Officer(s)
11	Salaries

12	Draws

13	Commissions/Royalties

14	Expense Reimbursements

15	Other

Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax

17	Employee Withholdings

18	Real Property Taxes

19	Other Taxes

20	Cash Paid for General Expenses

21

22

23

24

25

26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items
28	Interest Received on Cash Accumulated Due to Chp 11 Case

29	Professional Fees Paid for Services in Connection with Chp 11 Case

30	U.S. Trustee Quarterly Fees

31

32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities
34	Capital Expenditures

35	Proceeds from Sales of Capital Goods due to Chp 11 Case

36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities
38	Net Borrowings (Except Insiders)

39	Net Borrowings from Shareholders, Partners, or Other Insiders

40	Capital Contributions

41	Principal Payments

42

43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0

Revised 1/1/98

Statement of Account

THIS STATEMENT DATE 1-31-09
LAST STATEMENT DATE 12-31-08
ACCOUNT NUMBER 3300627736
ENCLOSURE DEBITS                9
TVIA INC
AS DEBTOR IN POSSESSION PAYROL
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054
3300627736                      BUSINESS CHECKING

PREVIOUS BALANCE	12-31-08	8,167.79
+DEPOSITS/CREDITS	3	85,000.00
-CHECKS/DEBITS	15	63,617.93
-SERVICE CHARGE		.00
CURRENT BALANCE		29,549.86
DESCRIPTIVE TRANSACTI0NS

DATE	TRACER	DESCRIPTION	AMOUNT
1-14	337051	BOOK TRANSFER CREDIT	40000.00
		FROM ACCOUNT 3300627755
1-14	31	WIRE OUT 090114L1B77D1C000677	16908.78-
		200901402602;BNF DEUTSCHE BANK
		TRUST COMPANY AMERICA;OBI FOR
1-26	15	ANALYSIS SERVICE CHARGE	45.07-
1-28	343460	BOOK TRANSFER CREDIT	5000.00
		FROM ACCOUNT 3300627755
1-29	342856	BOOK TRANSFER CREDIT	40000.00
		FROM ACCOUNT 3300627755
1-29	33	WIRE OUT 090129L1B77D1C000838	16994.57-
		200902902999;BNF DEUTSCHE BANK
		TRUST COMPANY AMERICA;OBI FOR
EFT ACTIVITY

DATE	TRACER	DESCRIPTION	AMOUNT
1-14	2014	ADP PAYROLL FEES ADP - FEES	26.00-
		TVIA INC
l-14	2014	ADP PAYROLL FEES ADP - FEES	78.30-
		TVIA INC
1-22	2022	ADP PAYROLL FEES ADP - FEES	59.31-
		TVIA INC
CHECKS PAID

SERIAL #		DATE	AMOUNT	SERIAL #	DATE	AMOUNT
10055		1-07	6569.58	10065	1-20	3059.13
10061	*	1-21	700.00	10066	1-20	3049.74
10062		1-21	2054.17	10067	1-16	2193.40
10063		1-28	5754.90	10068	1-20	2030.24
10064		1-20	4094.74
DAILY BALANCE SUMMARY

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
12-31	8167.79	1-07	1598.21	1-14	24585.13
1-16	22391.73	1-20	10157.88	1-21	7403.71
1-22	7344.40	1-26	7299.33	1-28	6544.43
1-29	29549.86
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
AUDIT CONF/R&R, 3003 TASMAN DR, SANTA CLARA, CA 95054

CHECKS OUTSTANDING						CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #	AMOUNT

						ENTER	BALANCE THIS STATEMENT

						ADD	RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)

SUBTOTAL

						SUBTRACT ð	TOTAL CHECKS OUTSTANDING

TOTAL

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.							BALANCE
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS, OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:

☐ Accounted for bank charges?	☐ Verified additions and sub-tractions in your checkbook?	☐ Compared cancelled checks to check stub?	☐ Compared deposit amounts on statement to your checkbook?
Any charges for imprinted checks includes state sales tax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank Attn: Client Services 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer listed on this statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. If you fail to notify us of unauthorized use or errors within this time, you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may take up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-Illegible transactions, we may take up to 90 days to investigate your Illegible, question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”) report your findings to us immediately. Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further losses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year, made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed property laws to turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable state law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Illegible please contact our office (408) 654-7400 or write us at Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of
SVB Financial Group, 2007 Silicon Valley Bank®
All rights reserved. Rev. 01-30-07

3300627736

#10055 Paid 1/07/09 $6,569.58

#10061 Paid 1/21/09 $700.00

#10062 Paid 1/21/09 $2,054.17

#10063 Paid 1/28/09 $5,754.90

#10064 Paid 1/20/09 $4,094.74

#10065 Paid 1/20/09 $3,059.13

#10066 Paid 1/20/09 $3,049.74

#10067 Paid 1/16/09 $2,193.40

#10068 Paid 1/20/09 $2,030.24

#10055 PAID 1/07/09 $6,569,58 #10061 PAID 1/21/09 $700.00 #10062 PAID 1/21/09 $2,054.17 #10063 PAID 1/28/09 $5,754.90 #10064 PAID 1/20/09 $4,094.74 #10064 PAID 1/20/09 $3,049.74 #10068 PAID 1/20/09 $2,030.24 #10067 PAID 1/16/09 $2,193.40 #100685 PAID 1/20/09 $2,030.24

Payroll Totals

Earnings	Amount	Federal Taxes		State/Local Taxes		Deductions				Net Pay		
Gross	35,197.66	SS/Med	2,679.24	CA State	2,421.63	MEDDET	174.97	401K%%	2,054.17	8	Chks	22,936.32
SALARY	31,791.66	Fed Wt	6,600.25	CA DIS	385.25	PAYMNT	-2,754.17	401KLN	700.00			
COMM 1	3,406.00											
Total Gross	**35,197.66**	**Total Withholdings**			**12,086.37**	**Total Deductions**			**174.97**	**8**	**Total Net**	**22,936.32**

Taxes

Tax Type	Deposit Responsibility	Total Taxes	Employer This Pay	Employee This Pay	Taxable Wages	# of Employees	Tax Rate	ID Number
Social Security/Medicare	ADP	5,358.48	2,679.24	2,679.24	35,022.69	5		943175152
Federal Withholding	ADP	6,600.25		6,600.25	32,968.52	5		943175152
Federal Deposit		**11,958.73**	**2,679.24**	**9,279.49**				
Federal Unemployment	ADP	244.93	244.93		30,616.70	5	.8000 %	943175152
CA State Income Tax	ADP	2,421.63		2,421.63	32,968.52	5		400-1469 8
CA Disability	ADP	385.25		385.25	35,022.69	5		400-1469 8
CA Unemployment	ADP	1,867.62	1,867.62		30,616.70	5	6.1000 %	400-1469 8
CA Training Tax	ADP	30.62	30.62		30,616.70	5	.1000 %	400-1469 8
ADP Responsibility		**16,908.78**	**4,822.41**	**12,086.37**				
Total Taxes		**16,908.78**	**4,822.41**	**12,086.37**				

Cash Flow Summary

	Amount	Account Number	Bank Number	Bank Name
Checks	22,936.32			
Taxes - ADP Resp.	16,908.78			
ADP Invoice	59.31			
Cash Requirements	**39,904.41**	3300627736	121140399	

Messages *We are responsible for depositing your payroll taxes listed above.*

EASYPAY

Client: 3F0

TVIA INC

Payroll Summary

Period Covered: 01/01/2009 - 01/15/2009

Check Date: 01/15/2009

Run: 1

Week: 2

Qtr: 1

Page: 1

Payroll Totals

Earnings	Amount	Federal Taxes		State/Local Taxes		Deductions				Net Pay		
Gross	38,783.02	SS/Med	2,953.51	CA State	2,755.07	MEDDET	174.97	401K%%	2,054.17	8	Chks	24,873.82
SALARY	31,791.66	Fed Wt	7,600.96	CA DIS	424.69	PAYMNT	-2,754.17	401KLN	700.00			
COMM 1	6,991.36											
Total Gross	**38,783.02**	**Total Withholdings**			**13,734.23**	**Total Deductions**			**174.97**	**8**	**Total Net**	**24,873.82**

Taxes

Tax Type	Deposit Responsibility	Total Taxes	Employer This Pay	Employee This Pay	Taxable Wages	# of Employees	Tax Rate	ID Number
Social Security/Medicare	ADP	5,907.02	2,953.51	2,953.51	38,608.05	5		943175152
Federal Withholding	ADP	7,600.96		7,600.96	36,553.88	5		943175152
Federal Deposit		**13,507.98**	**2,953.51**	**10,554.47**				
Federal Unemployment	ADP	35.07	35.07		4,383.30	5	.8000 %	943175152
CA State Income Tax	ADP	2,755.07		2,755.07	36,553.88	5		400-1469 8
CA Disability	ADP	424.69		424.69	38,608.05	5		400-1469 8
CA Unemployment	ADP	267.38	267.38		4,383.30	5	6.1000 %	400-1469 8
CA Training Tax	ADP	4.38	4.38		4,383.30	5	.1000 %	400-1469 8
ADP Responsibility		**16,994.57**	**3,260.34**	**13,734.23**				
Total Taxes		**16,994.57**	**3,260.34**	**13,734.23**				

Cash Flow Summary

	Amount	Account Number	Bank Number	Bank Name
Checks	24,873.82			
Taxes - ADP Resp.	16,994.57			
ADP Invoice	59.31			
Cash Requirements	41,927.70	3300627736	121140399	

Messages *We are responsible for depositing your payroll taxes listed above.*

ADP EASYPAY

Client: 3F0
TVIA INC

Payroll Summary

Period Covered: 01/16/2009 - 01/31/2009
Check Date: 01/30/2009

Run: 2
Week: 4
Qtr: 1
Page: 1

Bank of America

HH

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755557986
01 01 152 01 M0000 E# 0
Last Statement: 12/31/2008
This Statement: 01/30/2009

[redacted] [redacted]

Customer Service
1-800-342-7722

TVIA, INC.
DEBTOR IN POSSESSION 08-55860
4800 GREAT AMERICAN PKWY.
SANTA CLARA CA 95054

Page 1 of 2

Bankruptcy Case Number:0855860

MONEY MARKET SAVINGS

Account Summary Information

Statement Period 01/01/2009 - 01/30/2009		Statement Beginning Balance	2,855,741.53
Number of Deposits/Credits	3	Amount of Deposits/Credits	1,767.55
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	22.00
		Statement Ending Balance	2,857,487.08
Number of Enclosures	0	Service Charge	22.00

Interest Information

Amount of Interest Paid	857.00	Interest Paid Year-to-Date	1,767.55
Annual Percentage Yield Earned	.35%		

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/09		191.69	INT ADJ CREDIT Effective Date is 01/09/2009	09830300008
01/09		718.86	INT ADJ CREDIT Effective Date is 12/31/2008	09830300001
01/30		857.00	INTEREST PAID ON 31 DAYS AVERAGE COLLECTED BALANCE OF $2,856,625.80	09840005250

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/30		22.00	FDIC ASSESSMENT	

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/31	2,856,460.39	2,856,460.39	01/30	2,857,487.08	2,857,487.08
01/09	2,856,652.08	2,856,652.08			

Recycled Paper

CUSTOMER CONNECTION	Account Number 3755557936
BANK OF AMERICA, N.A.	01 01 152 01 M0000 E# 0
DALLAS, TEXAS 75283-2406	Last Statement: 12/31/2008
This Statement: 01/30/2009

Customer Service
1-800-342-7722
TVIA, INC.
Page 2 of 2
Bankruptcy Case Number: 0855860
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale. transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

System:	2/13/2009 9:31:39 AM	TVIA US GL	Page:	1
User Date:	2/13/2009	VENDOR CHECK REGISTER REPORT	User ID:	pding
		Payables Management

Ranges:	From:	To:		From:	To:
Check Number	First	Last	Check Date	1/1/2009	1/31/2009
Vendor ID	First	Last	Checkbook ID	First	Last
Vendor Name	First	Last
Sorted By: Check Date
* Voided Checks

Check Number	Vendor ID	Vendor Check Name	Check Date	Checkbook ID	Audit Trail Code	Amount

15068	1-801	1 - 800 -CONFERENCE (R)	1/7/2009	SVB DIP CKING	PMCHK00000529	$128.30
15069	ASE02	ADVANCED SEMICONDUCTOR ENGINEE	1/7/2009	SVB DIP CKING	PMCHK00000529	$62.00
15071	ATT06	AT&T Long Distance	1/7/2009	SVB DIP CKING	PMCHK00000529	$20.93
15072	BAN01	Bane of America Leasing	1/7/2009	SVB DIP CKING	PMCHK00000529	$248.37
15078	BAR01	Margaret Baran	1/7/2009	SVB DIP CKING	PMCHK00000529	$112.43
15073	BOW01	BOWNE OF LOS ANGELES, INC.	1/7/2009	SVB DIP CKING	PMCHK00000529	$8,125.00
15070	BRO02	Allied Haste Services #915	1/7/2009	SVB DIP CKING	PMCHK00000529	$335.33
15075	COR03	Cor-O-Van Moving & Storage, In	1/7/2009	SVB DIP CKING	PMCHK00000529	$462.83
15076	GRO01	Grossman & Cotter, Inc.	1/7/2009	SVB DIP CKING	PMCHK00000529	$444.15
15077	LEG02	Legal Service Solutions	1/7/2009	SVB DIP CKING	PMCHK00000529	$3,147.04
15079	OFF01	OFFICE DEPOT	1/7/2009	SVB DIP CKING	PMCHK00000529	$308.89
15080	PAC01	AT&T	1/7/2009	SVB DIP CKING	PMCHK00000529	$465.96
15081	PAC05	Pacific Gas and Electric Compa	1/7/2009	SVB DIP CKING	PMCHK00000529	$641.56
15082	REC01	RECALL SECURE DESTRUCTION SERV	1/7/2009	SVB DIP CKING	PMCHK00000529	$112 . 05
15083	RES01	Resources Global Professionals	1/7/2009	SVB DIP CKING	PMCHK00000529	$1,715.00
15074	CIT03	CTTY OF SANTA CLARA	1/7/2009	SVB DIP CKING	PMCHK00000529	$1,443.92
15085	SYL01	Sylvia Shivley	l/8/2009	SVB DIP CKING	PMCHK00000530	$1,475.00
15086	QUI02	Quinn Emanuel Urguhart Oliver	1/15/2009	SVB DIP CKING	PMTRX00001782	$50,000.00
15087	ASE02	ADVANCED SEMICONDUCTOR ENGINEE	1/16/2009	SVB DIP CKING	PMCHK00000531	$62.00
15088	ATT06	AT&T Long Distance	1/16/2009	SVB DIP CKING	PMCHK00000531	$16.29
15089	BAY01	Bay Area Internet Solutions -	1/16/2009	SVB DIP CKING	PMCHK00000531	$960.00
15090	BOW01	BOWNE OF LOS ANGELES, INC.	1/16/2009	SVB DIP CKING	PMCHK00000531	$815.00
15091	COR03	Cor-O-Van Moving & Storage, In	1/16/2009	SVB DIP CKING	PMCHK00000531	$477.30
15092	COV01	Covad Communications	1/16/2009	SVB DIP CKING	PMCHK00000531	$545.30
15093	DIN01	DING, HONG PING	1/16/2009	SVB DIP CKING	PMCHK00000531	$97.51
15094	GRE08	Great-West Life & Annuity	1/16/2009	SVB DIP CKING	PMCHK00000531	$750.00
15095	KCN03	Konica Minolta Business	1/16/2009	SVB DIP CKING	PMCHK00000531	$103.43
15096	LIV01	LIVING WATER FOUNTAIN	1/16/2009	SVB DIP CKING	PMCHK00000531	$62.40
15097	PAC01	AT&T	1/16/2009	SVB DIP CKING	PMCHK00000531	$377.37
15098	PAC05	Pacific Gas and Electric Compa	1/16/2009	SVB DIP CKING	PMCHK00000531	$561.93
15099	UST01	US Trustee Payment Center	1/16/2009	SVB DIP CKING	PMTRX00001787	$4,875.00
15100	STA07	Jefferson Stamp	1/16/2009	SVB DIP CKING	PMTRX00001785	$237.50
15101	48001	4800 GAP Associates, LLC	1/26/2009	SVB DIP CKING	PMCHK00000532	$3,882.00
15102	AME08	American Stock Transfer & Trus	1/26/2009	SVB DIP CKING	PMCHK00000532	$600.00
15103	ATT06	AT&T Long Distance	1/26/2009	SVB DIP CKING	PMCHK00000532	$15.95
15108	BAR01	Margaret Baran	1/26/2009	SVB DIP CKING	PMCHK00000532	$1,208.37
15104	BCW01	BOWNE OF LOS ANGELES, INC.	1/26/2009	SVB DIP CKING	PMCHK00000532	$605.00
15105	CTT03	CITY OF SANTA CLARA	1/26/2009	SVB DIP CKING	PMCHK00000532	$289.55
15107	LEG02	Legal Service Solutions	1/26/2009	SVB DIP CKING	PMCHK00000532	$13,722.02
15106	LEV01	David Levi	1/26/2009	SVB DIP CKING	PMCHK00000532	$15,000.00
15109	PAC01	AT&T	1/26/2009	SVB DIP CKING	PMCHK00000532	$276.87
15110	FUB01	Public Storage	1/26/2009	SVB DIP CKING	PMCHK00000532	$297.73
15111	WLL01	William R. Walker	1/26/2009	SVB DIP CKING	PMCHK00000532	$15,000.00

Total Checks:	43				Total Amount of Checks:	$130,087.26

Statement of Account

PAGE 1 THIS STATEMENT DATE 1-31-09 LAST STATEMENT DATE 12-31-08 ACCOUNT NUMBER 3300627740

ENCLOSURE DEBITS 40
TVIA INC
AS DEBTOR IN POSSESSION CHECKING
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054

3300627740	BUSINESS CHECKING

PREVIOUS BALANCE	12-31-08	239,732.55
+DEPOSITS/CREDITS	4	121,500.18
-CHECKS/DEBITS	42	312,966.60
-SERVICE CHARGE		.00
CURRENT BALANCE		48,266.13

DESCRIPTIVE TRANSACTIONS

DATE	TRACER	DESCRIPTION	AMOUNT
1-05	1	DEPOSIT	11568.09
1-14	31	WIRE OUT 090114L1877D1C000678	1747.36-
		200901402604; BNF DING WENJUN;O BI COMM FOR OCT. NOV.DEC.
1-15	339803	BOOK TRANSFER CREDIT	50000.00
		FROM ACCOUNT 3300627755
1-20	1	DEPOSIT	29932.09
1-26	342802	BOOK TRANSFER CREDIT	30000.00
		FROM ACCOUNT 3300627755
1-26	15	ANALYSIS SERVICE CHARGE	.24-

CHECKS PAID
SERIAL #	DATE	AMOUNT
15052	1-07	75000.00
15058*	1-07	2555.32
15063*	1-05	3882.00
15067*	1-05	134817.23
15068	1-15	128.30
15069	1-12	62.00
15071*	1-20	20.93
15072	1-15	248.37
15073	1-13	8125.00
15074	1-14	1443.92
15075	1-13	462.83
15076	1-13	444.15
15077	1-13	3147.04
15078	1-12	112.43
15079	1-14	308.89
15080	1-14	465.96
15081	1-16	641.56
15082	1-15	112.05
15083	1-13	1715.00
15085*	1-26	1475.00
15086	1-23	50000.00
15087	1-20	62.00
15088	1-26	16.29
15089	1-22	960.00
15090	1-21	815.00
15091	1-21	477.30
15092	1-21	545.30
15093	1-21	97.51
15094	1-21	750.00
15095	1-26	103.43
15096	1-27	62.40
15097	1-21	377.37
15098	1-23	561.93
15099	1-21	4875.00
15100	1-27	237.50
15104*	1-29	605.00
15107*	1-28	13722.02
15108	1-28	1208.37
15109	1-30	276.87
15110	1-30	297.73

DAILY BALANCE SUMMARY
DATE	BALANCE
12-31	239732.55
1-12	34871.66
1-15	66522-79
1-21	87792.91
1-26	64676.02
1-29	48840.73
1-05	112601.41
1-13	20977.64
1-16	65881.23
1-22	86832.91
1-27	64376.12
1-30	48266.13
1-07	35046.09
1-14	17011.51
1-20	95730.39
1-23	36270.98
1-28	49445.73
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN
Illegible

CHECKS OUTSTANDING						CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #	AMOUNT

						ENTER	BALANCE THIS STATEMENT

						ADD	RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)

SUBTOTAL

						SUBTRACT ð	TOTAL CHECKS OUTSTANDING

TOTAL

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.							BALANCE
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS, OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:

☐ Accounted for bank charges?	☐ Verified additions and sub-tractions in your checkbook?	☐ Compared cancelled checks to check stub?	☐ Compared deposit amounts on statement to your checkbook?
Any charges for imprinted checks includes state sales tax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank Attn: Client Services 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer listed on this statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. If you fail to notify us of unauthorized use or errors within this time you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may take up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-Illegible transactions, we may take up to 90 days to investigate your complain or question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”) report your findings to us immediately. Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further losses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year, made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed property laws to turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable state law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Illegible please contact our office (408) 654-7400 or write us at Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of
SVB Financial Group, 2007 Silicon Valley Bank®
All rights reserved. Rev. 01-30-07

3300627740

#15052 Paid 1/07/09 $75,000.00

#15058 Paid 1/07/09 $2,555.32

#15063 Paid 1/05/09 $3,882.00

#15067 Paid 1/05/09 $134,817.23

#15068 Paid 1/15/09 $128.30

#15069 Paid 1/12/09 $62.00

#15071 Paid 1/20/09 $20.93

#15072 Paid 1/15/09 $248.37

#15073 Paid 1/13/09 $8,125.00

#15074 Paid 1/14/09 $1,443.92

#15052 PAID 1/07/09 $75,000.00 #15063 PAID 1/05/09 $3,382,00 #15068 PAID 1/15/09 $128.30 #15071 PAID 1/20/09 $20.93 #15073 PAID 1/13/09 $48,125.00 #15058 PAID 1/07/09 $2,555.32 #15067 PAID 1/05/09 $134,817.23

3300627740

#15075 Paid 1/13/09 $462.83

#15076 Paid 1/13/09 $444.15

#15077 Paid 1/13/09 $3,147.04

#15078 Paid 1/12/09 $112.43

#15079 Paid 1/14/09 $308.89

#15080 Paid 1/14/09 $465.96

#15081 Paid 1/16/09 $641.56

#15082 Paid 1/15/09 $112.05

#15083 Paid 1/13/09 $1,715.00

#15085 Paid 1/26/09 $1,475.00

#15075 PAID 1/13/09 $462.83 #15077 PAID 1/13/09 $3,147.04 #15081 PAID 1/14/09 $308.89 #15083 PAID 1/16/09 $641.56 #15076 PAID 1/13/09 $1,715.00 #15078 PAID 1/13/09 $444.15 #15080 PAID 1/12/09 $112.43

3300627740

#15086 Paid 1/23/09 $50,000.00

#15087 Paid 1/20/09 $62.00

#15088 Paid 1/26/09 $16.29

#15089 Paid 1/22/09 $960.00

#15090 Paid 1/21/09 $815.00

#15091 Paid 1/21/09 $477.30

#15092 Paid 1/21/09 $545.30

#15093 Paid 1/21/09 $97.51

#15094 Paid 1/21/09 $750.00

#15095 Paid 1/26/09 $103.43

#15086 PAID 1/23/09 $50,000.00 #15088 PAID 1/26/09 $16.29 #15090 PAID 1/21/09 $815.00 #15092 PAID 1/21/09 $545.30 #15094 PAID 1/21/09 $750.00 #15087 PAID 1/20/09 $62.00 #15089 PAID 1/22/09 $960.00

3300627740

#15096 Paid 1/27/09 $62.40

#15097 Paid 1/21/09 $377.37

#15098 Paid 1/23/09 $561.93

#15099 Paid 1/21/09 $4,875.00

#15100 Paid 1/27/09 $237.50

#15104 Paid 1/29/09 $605.00

#15107 Paid 1/28/09 $13,722.02

#15108 Paid 1/28/09 $1,208.37

#15109 Paid 1/30/09 $276.87

#15110 Paid 1/30/09 $297.73

#15096 PAID 1/27/09 $62.40 #15098 PAID 1/23/09 $561.93 #15100 PAID 1/27/09 $237.50 #15107 PAID 1/28/09 $13,722.02 #15109 PAID 1/30/09 $276.87 #15097 PAID 1/21/09 $377.37 #15099 PAID 1/21/09 $4,875.00

Statement of Account

PAGE 1 THIS STATEMENT DATE 1-31-09 LAST STATEMENT DATE 12-31-08 ACCOUNT NUMBER 3300627755 ENCLOSURE DEBITS
TVIA INC
AS DEBTOR IN POSSESSION MMA
4800 GREAT AMERICA PARKWAY
SUITE NO 300
SANTA CLARA CA 95054

	3300627755	MONEY MARKET ACCOUNT
PREVIOUS BALANCE			12-31-08	224,517.25
+DEPOSITS/CREDITS			5	186,206.27
-CHECKS/DEBITS			5	165,000.00
-SERVICE CHARGE				.00
+INTEREST PAID				51.48
CURRENT BALANCE				245,775.00
DESCRIPTIVE TRANSACTIONS

DATE	TRACER	DESCRIPTION	AMOUNT
1-06	33	WIRE IN 090060253000	4484.00
		200900602530;ORG CHZ/CHINA ELE CTRONICS TECHNOLOGY LI;-OBI /RF
1-09	31	WIRE IN 090109QMGFT002000836	10195.00
		200900901902;ORG HANG WON ELEC TRONICS CO;REF 120901098870024
1-14	337051	BOOK TRANSFER DEBIT	40000.00-
		TO ACCOUNT 3300627736
1-14	31	WIRE IN 090114B1Q9121C000507	11505.00
		200901401901;ORG LI YAN HONG S HENZHEN CHIANA BA GUA;OBI /ROC
1-15	339803	BOOK TRANSFER DEBIT	50000.00-
		TO ACCOUNT 3300627740
1-20	30	00 SVBEX011843	149422.50
		TVIA INC
1-21	1	DEPOSIT	10599.77
1-26	342802	BOOK TRANSFER DEBIT	30000.00-
		TO ACCOUNT 3300627740
1-28	343460	BOOK TRANSFER DEBIT	5000.00-
		TO ACCOUNCT 3300627736
1-29	342856	BOOK TRANSFER DEBIT	40000.00-
		TO ACCOUNT 3300627736
1-31	999	INTEREST PAYMENT	51.48
INTEREST RATE SUMMARY

DATE	RATE	DATE	RATE	DATE	RATE
12-31.250
INTEREST SUMMARY

Interest Earned 1/01/09 Through 1/31/09
Days in statement Period	31
Interest Earned	51.48
Annual Percentage Yield Earned	.25%
Interest Paid this Year	51.48
interest Withheld this Year	.00
DALLY BALANCE SUMMARY

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
12-31	224517.25	1-06	229001.25	1-09	239196.25
1-14	210701.25	1-15	160701.25	1-20	310123.75
1-21	320723.52	1-26	290723.52	1-28	285723.52
1-29	245723.52	1-31	245775.00
SEND ORIGINAL AUDIT CONFIRMATION REQUESTS TO: THE ATTN

CHECKS OUTSTANDING						CHECKBOOK RECONCILIATION

DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #	AMOUNT

						ENTER	BALANCE THIS STATEMENT

						ADD	RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)

SUBTOTAL

						SUBTRACT ð	TOTAL CHECKS OUTSTANDING

TOTAL

BALANCE should agree with your chockbool: balance after deducting charges and adding credits not shown in your check bank: but included on this statement as follows.							BALANCE
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Change-DEDUCT

PLEASE REPORT ANY ERRORS OR OMISSIONS WITHIN 14 DAYS, OTHERWISE THIS STATEMENT WILL BE CONSIDERED CORRECT AND CHECKS GENUINE. ALL DEPOSITS AND CREDITS ARE SUBJECT TO FINAL PAYMENT.
If your checkbook and statement do not balance, have you:

☐ Accounted for bank charges?	☐ Verified additions and sub-tractions in your checkbook?	☐ Compared cancelled checks to check stub?	☐ Compared deposit amounts on statement to your checkbook?
Any charges for imprinted checks includes state sales tax computed at the current rate, when applicable.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS
Telephone us at (408) 654-7400 or write us at: Silicon Valley Bank Attn: Client Services 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer listed on this statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. If you fail to notify us of unauthorized use or errors within this time, you will be precluded from asserting the unauthorized use or error against us and we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s). If you have a question concerning your statement, please be prepared to:
1.	Tell us your name and account number.

2.	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

3.	Tell us the dollar amount of the suspected error.
If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will tell you the results of our investigation within 10 business days after we hear from you and will correct any error promptly. If we need more time however, we may take up to 45 days (90 days for new accounts, POS or foreign-initiated transactions) to investigate your complaint or question. If we decide to do this, we will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account.
For errors involving new accounts, point-of-sale, or foreign-Illegible transactions, we may take up to 90 days to investigate your Illegible, question. For new accounts, we may take up to 20 business days to credit your account for the amount you think is in error.
We will tell you the results within 3 business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
IN CASE OF FRAUD:
If you suspect a check was issued without your authorization, such as a forgery, alteration, or any unauthorized electronic use of your account (we refer to all of these as “unauthorized uses”) report your findings to us immediately. Unless you notify us promptly, we will assume the statement is correct. You must notify us of any unauthorized uses or other errors promptly, but never longer than 60 days from the statement date. If you fail to notify us of unauthorized uses or errors within this time, you will be precluded from asserting the unauthorized use or error against us.
Prompt action on your part can prevent further losses. If we send you a statement which discloses an unauthorized use, you must notify us promptly of that fact within the time noted on the statement (if one is noted), but no later than thirty (30) days after we mail or deliver the statement to you. If you do not, we may refuse to reimburse you for subsequent unauthorized use by the same wrongdoer(s).
DORMANT AND ABANDONED ACCOUNTS
Your account is usually considered dormant if you have not performed at least one of the following activities for the period of one year made a deposit or withdrawal, written to us about the account, or otherwise shown an interest in the account, such as asking us to keep the account active. You usually need to initiate the activity. Therefore, the bank charges and interest payments and automatic deposits and withdrawals, are usually not considered activity.
We are required by the unclaimed property laws to turn over accounts considered abandoned to the applicable state. Before we turn over an abandoned account, we may send a notice to the address we currently show for the account statement.
State and federal law and our policy govern when accounts are considered abandoned. The applicable state law is generally the state listed in the address for your account statement.
After we turn the funds over to the applicable state, we have no further liability to you for the funds and you must apply to the appropriate state agency to reclaim your funds.
FUNDS AVAILABILITY POLICY
Our policy is to allow you to withdraw funds deposited into your account on the first business day after the day on which the deposit is received. Funds from electronic direct deposits will be made available on the day the deposit is received. The bank may however, on a case-by-case basis, delay the availability of funds from certain types of deposits beyond the first business day. Then, the funds will generally be available by the fifth business day after the day the deposit was received, provided that the period of delay does not exceed the availability requirements established under the law (Regulation CC). For a complete copy of Silicon Valley Bank’s Funds Availability Illegible please contact our office (408) 654-7400 or write us at Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054 or e-mail us.
Member FDIC Member Federal Reserve System
SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary of
SVB Financial Group, 2007 Silicon Valley Bank®
All rights reserved. Rev. 01-30-07